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                                                                    EXHIBIT 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment No. 1 to Form SB-2 (Registration No. 333-22727) of our report dated September 29, 1997 relating to the consolidated financial statements of Aviation Group, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.




/s/ PRICEWATERHOUSECOOPERS LLP

PRICEWATERHOUSECOOPERS LLP

Dallas, TX

July 9, 1998